SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549





                                 FORM 8-K

                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





                     Date of Report:  October 19, 1994



                              THE KROGER CO.
          (Exact name of registrant as specified in its charter)


An Ohio Corporation              No. 1-303             31-0345740
(State or other jurisdiction   (Commission File     (IRS Employer
of incorporation)                 Number)                Number)

1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000


Item 5.   Other Events
- -------   ------------

          On October 19, 1994, the Company released its earnings for the third quarter 1994 in the form attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits
- -------   ---------------------------------

          (c)  Exhibits

               99.1 Other Exhibits--Earnings Release for Third
                                        Quarter 1994
                               EXHIBIT INDEX
                               --------------


Exhibit
- -------

99.1      Other Exhibits--Earnings Release for Third Quarter
          1994




                                 SIGNATURE
                                 ---------




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   THE KROGER CO.


October 19, 1994                   By (William J. Sinkula)
                                      William J. Sinkula
                                      Executive Vice President
                                        and Chief Financial
                                        Officer